EXHIBIT 10.1
AMENDMENT NO. 1 TO CREDIT AGREEMENT AND TO GUARANTEE AND
COLLATERAL AGREEMENT
          This AMENDMENT NO. 1 TO CREDIT AGREEMENT AND TO GUARANTEE AND COLLATERAL AGREEMENT (this “Amendment”) is entered into as of this 7th day of July, 2008, by and among SKILLSOFT PLC, an Irish public limited company, (“Holdings”), SKILLSOFT CORPORATION, a Delaware Corporation, (the “Borrower”), the LENDERS party hereto and CREDIT SUISSE, as administrative agent (in such capacity and together with its successors, the “Administrative Agent”) and as collateral agent (in such capacity and together with its successors, the “Collateral Agent”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).
RECITALS
          WHEREAS, Holdings, the Borrower, Lenders, the Administrative Agent and the other Agents named therein have entered into that certain Credit Agreement dated as of May 14, 2007 (the “Credit Agreement”); and
          WHEREAS, Holdings the Borrower, the Collateral Agent and the other “Grantors” named therein have entered into that certain Guarantee and Collateral Agreement dated as of May 14, 2007 (the “Guarantee and Collateral Agreement”); and
          WHEREAS, Holdings and the Borrower have requested that the Administrative Agent, Collateral Agent and Required Lenders amend the Credit Agreement and the Guarantee and Collateral Agreement on the terms and conditions set forth herein; and
          WHEREAS, the Administrative Agent, Collateral Agent and Required Lenders have agreed to such amendments upon the terms and conditions set forth herein.
          NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:
SECTION 1. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof:
     (a) The definition of “Applicable Margin” set forth in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (a) set forth therein to read as follows:
     “(a) for each Type of Term Loan, the rate per annum equal to 3.50% for Eurodollar Term Loans and 2.50% for ABR Term Loans and”
     (b) The definition of “Excess Cash Flow” set forth in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (b)(iv) therein to read as follows:

     “(iv) permanent repayments of Indebtedness (other than repayments of Loans under Section 2.12, Section 2.13 or under Section 6.06(a)(vi) hereunder) made by Holdings, the Borrower and the Subsidiaries during such fiscal year, but only to the extent that such repayments by their terms cannot be reborrowed or redrawn and do not occur in connection with a refinancing of all or any portion of such Indebtedness”
     (c) The definition of “Irish Guarantors” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the language “and the Irish IP Guarantor” to the end thereof.
     (d) Section 1.01 of the Credit Agreement is hereby amended by adding the new term “Irish IP Guarantor” to such Section 1.01 in its proper alphabetical place to read as follows:
     “Irish IP Guarantor” shall mean a direct Subsidiary of Holdings organized under the laws of Ireland that shall be deemed a “Loan Party” and an “Irish Guarantor” for all purposes under the Loan Documents immediately prior to the asset purchase described under clause (a) of this definition and for which the following requirements shall have been satisfied in form and substance reasonably satisfactory to the Administrative Agent simultaneously with the closing of such asset purchase: (a) such Subsidiary shall have purchased substantially all the intellectual property owned by Borrower in return for an unsecured subordinated promissory note, in each case pursuant to documentation reasonably satisfactory to the Administrative Agent; (b) such Subsidiary and the Borrower shall have entered into a license agreement pursuant to which such Subsidiary licenses back to the Borrower such intellectual property pursuant to documentation reasonably satisfactory to the Administrative Agent; (c) the Loan Parties and such Subsidiary shall have complied with all the requirements of Section 5.09 and 5.10 of the Credit Agreement to cause (i) such Subsidiary to guarantee all the Obligations and to grant a first priority perfected liens on the assets of such Subsidiary (including, without limitation, all intellectual property, license agreements and accounts receivable) to secure the Obligations and (ii) Holdings to grant a first priority perfected lien in on all the Equity Interests of such Subsidiary to secure the Obligations; (d) the Administrative Agent shall have received corporate documents and certificates in respect of such Subsidiary in form and substance substantially similar to those delivered by the other Irish Guarantors on the Closing Date; and (e) the Administrative Agent shall have received an opinion from counsels to such Subsidiary and the Administrative Agent in form and substance substantially similar to the opinion delivered in respect of the other Irish Guarantors on the Closing Date.
     (e) Section 2.13(e) of the Credit Agreement is hereby amended by amending and restating clause (y) therein to read as follows:
     “(y) the sum of (1) any voluntary prepayments of the Term Loans made under Section 2.12 in such fiscal year, plus (2) any mandatory prepayments of the Term Loans made pursuant to Section 6.06(a)(vi) in such fiscal year, plus (3) any prepayments of the Revolving Loans made under Section 2.12 in such

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fiscal year to the extent accompanied by a permanent reduction in the Revolving Credit Commitments by the amount of such Revolving Loan prepayment pursuant to Section 2.09.”
     (f) Section 6.06(a) of the Credit Agreement is hereby amended by adding a new clause (vi) at the end of clause (v) therein to read as follows:
     “, and (vi) in addition to purchases of Equity Interests of Holdings permitted under clauses (iii) and (v) of this Section 6.06(a), Holdings may purchase additional Equity Interests in Holdings outstanding in the open market, and the Borrower may make distributions to Holdings to permit Holdings to make such purchases so long as the following conditions are satisfied in respect of each such purchase: (A) no Event of Default or Default shall have occurred and be continuing at the time of such purchase or after giving effect thereto; and (B) the Leverage Ratio shall be no greater than 2.75:1.0 as of the most recently completed fiscal quarter ending prior to the date of such purchase for which the financial statements and certificates described in Sections 5.04(a) or 5.04(b) and 5.04(d) were required to be delivered; provided, that it shall be a condition subsequent to each such purchase that Borrower make a prepayment of the Term Loans in an amount equal to the US dollar amount of each purchase, which prepayment shall be made as soon as practical after the date of such purchase but no later than the last Business Day of the month in which such purchase was made and such prepayment shall be applied pro rata against the remaining scheduled installments of principal due in respect of the Term Loans; provided, further, that no such prepayment of the Term Loans shall be required for the first $24,000,000 of purchases made from and after July 7, 2008.
     (g) Schedule 1.01 to the Credit Agreement is hereby amended by adding the Irish IP Guarantor thereto as an additional Subsidiary Guarantor and upon satisfaction of the requirements listed under the definition of Irish IP Guarantor, the Administrative Agent shall have received a supplement to Schedule 1.01 listing the legal name and jurisdiction of the Irish IP Guarantor.
SECTION 2. Limited Waiver and Consent. The Requisite Lenders hereby (a) agree to waive the requirement that the Borrower pledge the intercompany note described in clause (a) of the definition of “Irish IP Subsidiary” pursuant to Section 6.04(a)(ii)(C) of the Credit Agreement and pursuant to Sections 4.08 and 5.01 of the Guarantee and Collateral Agreement and (b) consent to the exclusion of such intercompany note described in clause (a) of the definition of “Irish IP Subsidiary” from the definition of “Collateral” under the Guarantee and Collateral Agreement; provided, that that this limited waiver and consent shall be (i) subject to the prior satisfaction of the conditions precedent set forth in Section 5 hereof, (ii) subject to the prior or simultaneous satisfaction of all the requirements set forth in the definition of “Irish IP Subsidiary”, (iii) subject to the Irish IP Subsidiary and the Borrower having executed an Affiliate Subordination Agreement with respect to such intercompany note and (iv) limited solely to such intercompany note and shall not be deemed a waiver or consent in respect of any other transaction or provision of the Loan Documents.

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SECTION 3. Amendment to Guarantee and Collateral Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, Section 1.01 of Guarantee and Collateral Agreement is hereby amended by adding to the definition of “Excluded Assets” a new clause (vi) at the end of clause (v) therein to read as follows:
     “and (vi) the unsecured subordinated promissory note issued by the Irish IP Guarantor in favor of the Borrower pursuant to clause (a) of the definition of Irish IP Guarantor”.
SECTION 4. Representations And Warranties Of Holdings and Borrower. Each of Holdings and Borrower represents and warrants that:
     (a) The execution, delivery and performance by such Person of this Amendment has been duly authorized by all necessary corporate action and is the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and
     (b) After giving effect to this Amendment, (i) each of the representations and warranties by each such Person contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof (except to the extent that such representation or warranty expressly relates to an earlier date) and (ii) no Event of Default shall have occurred and be continuing under the Credit Agreement.
SECTION 5. Conditions To Effectiveness. This Amendment shall be effective upon satisfaction of the following conditions precedent:
     (a) Execution and delivery of this Amendment by Holdings, the Borrower, the Administrative Agent, the Collateral Agent and the Required Lenders;
     (b) Each representation and warranty contained herein shall be true and correct in all respects;
     (c) The Borrower shall have paid to the Administrative Agent, for the ratable benefit of the Lenders who have executed and delivered this Amendment to the Administrative Agent on or prior to 12:00 p.m. (noon) eastern standard time on Monday, July 7, 2008, an Amendment fee equal to 20 basis points multiplied by the sum of (i) the principal amount of the Term Loans outstanding on the date hereof plus (ii) the Revolving Credit Commitments in effect on the date hereof, which fee shall be deemed earned in full and payable upon execution of this Amendment;
     (d) The Borrower shall have paid to the Administrative Agent all other fees, costs and expenses relating to this Amendment as the Administrative Agent shall have detailed to the Borrower;
     (e) Each Guarantor shall have executed a reaffirmation of its guarantee of the Obligations in form and substance satisfactory to Administrative Agent; and

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     (f) The Borrower shall have provided the Administrative Agent with a copy of resolutions adopted by the Board of Directors of Borrower approving this Amendment and the transactions described herein, which resolutions shall be certified by the secretary of the Borrower as duly adopted and in full force and effect.
SECTION 6. Reference To And Effect Upon The Credit Agreement.
     (a) Except as specifically modified herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
     (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent or any Lender under the Credit Agreement or any Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any Loan Documents, except as set forth in Section 2 of this Amendment.
SECTION 7. Costs And Expenses. Borrower agrees to reimburse the Administrative Agent for all reasonable fees, costs and expenses incurred by the Administrative Agent, including the reasonable fees, costs and expenses of counsel or other advisors to the Administrative Agent for advice, assistance, or other representation in connection with this Amendment.
SECTION 8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.
SECTION 9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.
(signature pages follow)

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Credit Agreement as of the date first written above.

Signed, sealed and delivered by	)
)
)
Anthony (name in block capitals))
as attorney of	)
SKILLSOFT PUBLIC LIMITED COMPANY	)
and in exercise of a power of attorney	)	/s/ Anthony Amato
under the hand and seal of	)
SKILLSOFT PUBLIC LIMITED COMPANY	)
in the presence of :	)

Signature of attorney

Signature of witness:	/s/ Robin Morris

Name:	Robin Morris

Address:	107 Northeastern Blvd

Nashua, NH 03062

SKILLSOFT CORPORATION

By: Name:	/s/ Anthony Amato Anthony P. Amato
Title:	CAO
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender
By:	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Managing Director

By:	/s/ Christopher Reo Day
	Name:	Christopher Reo Day
	Title:	Associate
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

AMMC CLO III, LIMITED
By:	American Money Management Corp., as Collateral Manager

as a Lender

By:	/s/ Chester M. Eng

	Name:	Chester M. Eng
	Title:	Senior Vice President
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

AMMC VIII, LIMITED
By:	American Money Management Corp., as Collateral Manager

as a Lender

By:	/s/ Chester M. Eng

	Name:	Chester M. Eng
	Title:	Senior Vice President
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

BlackRock Senior Income Series V (f/k/a Granite Finance Limited)
Magnetite V CLO, Limited
BlackRock Senior Income Series II
Longhorn CDO III, LTD

as a Lender
By:	/s/ Anthony Heyman
	Name:	Anthony Heyman
	Title:	Authorized Signatory
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

TRIBECA PARK CLO LTD.
By: GSO Debt Funds Management LLC,
as Collateral Manager

By:	/s/ Sanjai Bhonsle Name: Sanjai Bhonsle
Title: Authorized Signatory
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

ATLANTIS FUNDING LTD.
By:	INVESCO Senior Secured Management, Inc.,
as Collateral Manager

By:	/s/ Thomas Ewald Name: Thomas Ewald
Title: Authorized Signatory
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

ColumbusNova CLO IV Ltd. 2007-II

COLUMBUSNOVA,
as a Lender

By:	/s/ Paul Cal Name: Paul Cal
Title: Associate Director
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

CIFC Funding 2007-III, Ltd.
CIFC Funding 2007-50, Ltd.

as a Lender

By:	/s/ Elizabeth C. Chow Name: Elizabeth C. Chow
Title: Head of Underwriting
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

WELLS FARGO FOOTHILL, INC., as a Lender
By:	/s/ John T. Leonard
	Name:	John T. Leonard
	Title:	SVP
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

FORTRESS CREDIT INVESTMENTS I LTD, as a Lender
By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Authorized Signatory
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

FORTRESS CREDIT INVESTMENTS II LTD, as a Lender
By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Authorized Signatory
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

SF-3 Segregated Portfolio, a segregated portfolio of Shiprock Finance, SPC, for which Shiprock Finance SPC is acting on behalf of and for the account of SF-3 Segregated Portfolio, as a Lender
By:	/s/ Sean Bresnahan
	Name:	Sean Bresnahan
	Title:	Attorney In Fact
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

GOLDENTREE LOAN OPPORTUNITIES III, LIMITED BY: GOLDENTREE ASSET MANAGEMENT, LP, as a Lender
By:	/s/ Karen A. Weber
	Name:	Karen A. Weber
	Title:	Director — Bank Debt
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

GOLDENTREE LOAN OPPORTUNITIES IV, LIMITED BY: GOLDENTREE ASSET MANAGEMENT, LP, as a Lender
By:	/s/ Karen A. Weber
	Name:	Karen A. Weber
	Title:	Director — Bank Debt
[Signature Page to Amendment No.1 to Credit Agreement and to Guarantee and Collateral Agreement]

GOLDENTREE LOAN OPPORTUNITIES V, LIMITED BY: GOLDENTREE ASSET MANAGEMENT, LP, as a Lender
By:	/s/ Karen A. Weber
	Name:	Karen A. Weber
	Title:	Director — Bank Debt
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

Gale Force 3 CLO, Ltd. By: GSO Debt Funds Management LLC as Collateral Manager
By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Authorized Signatory
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

Gale Force 4 CLO, Ltd. By: GSO Debt Funds Management LLC as Collateral Manager
By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Authorized Signatory
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

Stoney Lane Funding I Ltd. By: HillMark Capital Management, L.P., as Collateral Manager as a Lender
By:	/s/ Kevin Cuskley
	Name:	Kevin Cuskley
	Title:	Senior Portfolio Manager
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

AIM FLOATING RATE FUND BY: INVESCO Senior Secured Management, Inc. As Sub-Adviser
By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

AVALON CAPITAL LTD. 3 BY: INVESCO Senior Secured Management, Inc. As Asset Manager
By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

BELHURST CLO LTD. BY: INVESCO Senior Secured Management, Inc. As Collateral Manager
By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

CHAMPLAIN CLO, LTD. BY: INVESCO Senior Secured Management, Inc. As Collateral Manager
By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

DIVERSIFIED CREDIT PORTFOLIO LTD. BY: INVESCO Senior Secured Management, Inc. as Investment Adviser
By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

HUDSON CANYON FUNDING II, LTD BY: INVESCO Senior Secured Management, Inc. As Collateral Manager & Attorney In Fact
By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

KATONAH V, LTD. BY: INVESCO Senior Secured Management, Inc. As Investment Manager
By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

LOAN FUNDING IX LLC, for itself or as agent for Corporate loan funding IX LLC BY: INVESCO Senior Secured Management, Inc. As Portfolio Manager
By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

MOSELLE CLO S.A. BY: INVESCO Senior Secured Management, Inc. As Collateral Manager
By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

NAUTIQUE FUNDING LTD. BY: INVESCO Senior Secured Management, Inc. As Collateral Manager
By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

PETRUSSE EUROPEAN CLO S.A. BY: INVESCO Senior Secured Management, Inc. As Collateral Manager
By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

SARATOGA CLO I, LIMITED BY: INVESCO Senior Secured Management, Inc. As the Asset Manager
By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

WASATCH CLO LTD. BY: INVESCO Senior Secured Management, Inc. As Portfolio Manager
By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Jeff Kalinowski
	Name:	Jeff Kalinowski
	Title:	Senior Vice President
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

LIBERTYVIEW LOAN FUND LLC, as nominee for various Libertyview Funds as a Lender
By:	/s/ Robert Olsen
	Name:	Robert Olsen
	Title:	Authorized Signatory
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

TRUST D for a Portion of the Assets of the Kodak Retirement Income Plan as a Lender
By:	/s/ Robert Olsen
	Name:	Robert Olsen
	Title:	Authorized Signatory
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

LIGHTPOINT CAPITAL MANAGEMENT LLC, as a Lender
LIGHTPOINT CLO VII Ltd.; LIGHTPOINT CLO VIII Ltd.
By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Senior Vice President
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

WIND RIVER CLO II – TATE INVESTORS, LTD
By: McDonnell Investment Management, LLC, as Manager

By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

PANGEA CLO 2007-1 Ltd, as a Lender
By:	/s/ Kristin Clark
	Name:	Kristin Clark
	Title:	Assistant Secretary
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

Tralee CDO I, Ltd.
BY:	Par-Four Investment Management, LLC as Collateral Manager

By:	/s/ Edward Labrenz
	Name:	Edward Labrenz
	Title:	Authorized Signatory
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

STERLING FARMS FUNDING, INC. as a Lender
By:	/s/ L. Murchison Taylor
	Name:	L. Murchison Taylor
	Title:	Vice President
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

SAGAMORE CLO LTD. BY: INVESCO Senior Secured Management, Inc. As Collateral Manager
By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

SILICON VALLEY BANK, as a Lender
By:	/s/ Philip T. Silvia III
	Name:	Philip T. Silvia III
	Title:	Vice President
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]

T2 INCOME FUND CLO I LTD., as a Lender By: T2 ADVISERS, LLC

By:	/s/ Philip T. Silvia III
	Name:	Saul Rosenthal
	Title:	President
[Signature Page to Amendment No.1 to Credit Agreement and
to Guarantee and Collateral Agreement]